                                 EXHIBIT 10.22


                       DEED OF TRUST, SECURITY AGREEMENT
                            AND FINANCING STATEMENT

                               THE STATE OF TEXAS

                                COUNTY OF DALLAS


    FOSTER GRANT GROUP, L.P. (herein called "Grantor", whether one or more), for and in consideration of the indebtedness hereinafter described, has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell and convey, in trust, unto COLLATERAL SERVICES, INC., Trustee (herein called "Trustee") and unto Trustee's successors and assigns, forever, all and singular the property hereinafter described, situated in the County of Dallas and State of Texas, to-wit: (a) all real property owned by Grantor and described on Exhibit A attached hereto (herein sometimes called the "Land");
(b) all rights, titles, interests, estates, reversions and remainders now owned or hereafter acquired by Grantor in and to the Land; (c) all improvements now or hereafter situated on the Land and in and to the properties covered hereby;
(d) all rights, titles and interests now owned or hereafter acquired by Grantor in and to all easements, streets and rights-of-way of every kind and nature next to or adjoining the Land and all public or private utility connections thereto and all appurtenances, servitudes, rights, ways, privileges and prescriptions thereto; (e) all fixtures (herein called the "Fixtures") now owned or hereafter acquired by Grantor and now or hereafter affixed to the Land or improvements, including without limitation, all rights, titles and interests of Grantor now owned or hereafter acquired in and to any of the Fixtures that may be subject to any title retention or security agreement superior in lien or security interest to the lien or security interest of this Deed of Trust, Security Agreement and Financing Statement (herein called "Deed of Trust"); (f) all rights and interests of Grantor now owned or hereafter acquired in and to all (i) contracts, subcontracts and plans and specifications relating to the improvements and all deposits, funds, accounts, contract rights, instruments, documents, general intangibles (including trademarks, tradenames and symbols used in connection therewith), notes or chattel paper arising from or by virtue of any transactions relating to the Land or the improvements; (ii) all permits, licenses, franchises, certificates, and other rights and privileges obtained in connection with the Land and the improvements; (iii) all proceeds arising from or by virtue of the sale, lease or other disposition of any of the real property described herein; (iv) all proceeds (including premium refunds) payable or to be




DEED OF TRUST -- Page 1
payable under each policy of insurance relating to the Land or the improvements; and (v) all proceeds arising from the taking of all or any part of the Land or any rights appurtenant thereto, including change of grade of streets, curb cuts or other rights of access, for any public or quasi-public use under any law, or by right of eminent domain, or by private or other purchase in lieu thereof; and (g) without limiting the foregoing, any and all rights, royalties, rents, revenues, benefits, leases, contracts, accounts, general intangibles, money, instruments, insurance proceeds, documents, tenements, hereditaments and appurtenances now owned or hereafter acquired by Grantor and appertaining to, generated from, arising out of or belonging to any of the foregoing (all of the foregoing, (a) through (g) inclusive, being herein called the "Mortgaged Property").

    TO HAVE AND TO HOLD the Mortgaged Property unto Trustee, and Trustee's successors in this trust and Trustee's assigns, forever, and Grantor does hereby bind Grantor, and Grantor's respective heirs, personal representatives, successors and assigns, to warrant and forever defend the Mortgaged Property unto Trustee, and Trustee's successors and assigns, forever, against the claim or claims of all persons whomsoever claiming or to claim the same, or any part thereof.

                        ARTICLE 1: INDEBTEDNESS SECURED

    1.01. This conveyance is made in trust to secure and enforce the payment and performance of all of the following obligations (herein collectively called the "Indebtedness");

         A. All sums due pursuant to that certain Commercial/Real Estate Note in the original principal amount of $4,000,000.00 (herein called the "Note"), dated March 31, 1995, executed by Grantor, payable to the order of First Interstate Bank of Texas, N.A., (said party or any subsequent owner or holder of the Note being herein called "Beneficiary"), whose address is as specified below, bearing interest at the rates therein stated with final maturity being as therein provided, the Note providing, that if default occurs, the unpaid principal thereof and all accrued unpaid interest thereon may, at Beneficiary's option, be declared due and payable prior to the stated maturity thereof and providing further for the payment of attorneys' fees and other expenses of collection under certain circumstances;

         B. All funds advanced by Beneficiary to or for the benefit of Grantor pursuant hereto, pursuant to any other document securing or relating to the Indebtedness, or otherwise and all other debts, obligations and liabilities of Grantor to Beneficiary of whatever kind or






DEED OF TRUST -- Page 2
    character, whether now existing or hereafter arising, secured or unsecured,' direct or indirect, fixed or contingent, primary or secondary, joint or several or both, including, without limitation, all present and future debts, obligations and liabilities of Grantor (i) as principal, surety, endorser, guarantor, accommodation party or otherwise, (ii) arising by operation of law or otherwise, (iii) as a member of any partnership, joint venture, firm, trust or other association or (iv) payable to or in favor of third parties and hereafter acquired by Beneficiary with or without the knowledge, consent or insistence of Grantor. The payment of all such debts, obligations and liabilities of Grantor shall not terminate this Deed of Trust unless the lien created hereby is released by Beneficiary, it being contemplated that Grantor will from time to time become additionally indebted to Beneficiary, all of which indebtedness shall be secured by this Deed of Trust until the lien hereof is released by Beneficiary; and

         C. All renewals, rearrangements and extensions of any of the foregoing.

    1.02. The Indebtedness shall be payable at the address specified in the Note or at such other place as Beneficiary may from time to time hereafter designate in writing; and, unless otherwise expressly provided in the instruments evidencing the Indebtedness, all portions of the Indebtedness shall bear interest from the due date thereof until paid at the same rate per annum as provided in the Note for interest accruing on past due amounts.

    1.03. All payments received by Beneficiary, whether designated as payments of principal or interest, shall be applied to the principal or interest of the Indebtedness or to expenses provided for herein, or any combination of the foregoing, as directed by Beneficiary at Beneficiary's option, exercised in its sole discretion.

                        ARTICLE II: COVENANTS OF GRANTOR

    2.01. In order to secure payment of the Indebtedness, and performance of Grantor's obligations hereunder, Grantor covenants and agrees with Beneficiary and with Trustee as follows:

         A. Grantor shall pay when due all of the Indebtedness, together with the interest and all other charges accruing thereon and thereunder in accordance with the terms of the Note and all other instruments






DEED OF TRUST -- Page 3
    evidencing, securing or otherwise relating to, the Indebtedness.

         B. Grantor represents and warrants that (i) Grantor has good and indefeasible title in fee simple to the Mortgaged Property, (ii) unless otherwise herein provided, the Mortgaged Property is free from restrictions, easements, outstanding mineral or royalty interests, liens and security interests and (iii) Grantor has full right and authority to make this conveyance. Grantor agrees to maintain and preserve Grantor's legal existence and all related rights, franchises and privileges. If Grantor is an entity other than an individual, Grantor shall not amend its Articles of Organization or change its name or identity without Beneficiary's prior written consent. For purposes hereof, the term "Articles of Organization" shall mean (i) Grantor's Articles of Incorporation and By-Laws if Grantor is a corporation, (ii) Grantor's Partnership Agreement or Joint Venture Agreement if Grantor is a general partnership or joint venture, (iii) Grantor's Limited Partnership Agreement and Certificate of Limited Partnership if Grantor is a limited partnership, or (iv) Grantor's Trust Agreement if Grantor is a trust.

         C. Grantor shall promptly obtain and deliver to Beneficiary certificates of insurance for policies with premiums paid providing extended coverage for all buildings and other property covered by this Deed of Trust against damage by fire and lightning and against such other risks as Beneficiary may require, all in amounts approved by Beneficiary not exceeding 100% of full replacement cost of all improvements, such insurance to be written on a replacement cost form promulgated by the Texas State Board of Insurance and with companies having an A.M. Best Rating of B+ or better, with (i) loss made payable to Beneficiary pursuant to the standard mortgagee clause promulgated by the Texas State Board of Insurance, without contribution; (ii) provision that (a) each of said policies shall not be terminated, reduced or limited regardless of any breach of the representations and agreements set forth therein, and (b) no such policy shall be canceled, endorsed or amended to any extent unless the issuer thereof shall have first given Beneficiary at least 30 days' prior written notice. In case Grantor fails to furnish such policies, Beneficiary, at Beneficiary's option, may procure such insurance at Grantor's expense. All renewal and substitute policies of insurance shall be delivered to the office of Beneficiary, premiums paid, on or before expiration of the insurance protection to be replaced by such renewal or substituted policies. In case of loss, Beneficiary,






DEED OF TRUST -- Page 4
    at Beneficiary's option, shall, subject to the following sentence, be entitled to receive and retain the proceeds of the insurance policies, applying the same toward payment of the Indebtedness in such manner as Beneficiary may elect If (i) the amount of any loss regarding any improvements is less than $1,000,000.00 and (a) the Grantor proposes to repair or replace the improvements and (b) Beneficiary approves of the details of such proposal (which approval shall not be unreasonably withheld or delayed), and (ii) the amount of such insurance proceeds, together with other funds of the Grantor, shall be sufficient to fund such repair or replacement, then Beneficiary shall pay such proceeds to Grantor for the repair of said improvements or for the erection of new improvements in their place, or for any other purpose satisfactory to Beneficiary, but Beneficiary shall not be obligated to see to the proper application of any amounts so paid to Grantor. If Beneficiary elects to allow such payments to Grantor, disbursement shall be on such terms subject to such conditions as Beneficiary may specify. Regardless of whether any insurance proceeds payable to them are sufficient to pay the costs of repair and restoration of the Mortgaged Property, Grantor shall promptly commence and carry out the repair, replacement, restoration and rebuilding of any and all of the improvements damaged or destroyed so as to return same, to the extent practicable, to the same condition as immediately prior to such damage to or destruction thereof. Grantor shall not permit or carry on any activity within or relating to the Mortgaged Property that is prohibited by the terms of any insurance policy covering any part of the Mortgaged Property or which permits cancellation or increase in the premium payable for any insurance policy covering any part of the Mortgaged Property. In the event of a foreclosure of this Deed of Trust, the purchaser of the Mortgaged Property shall succeed to all the rights of Grantor, including any right to unearned premiums, in and to all policies of insurance assigned and delivered to Beneficiary pursuant to the provisions of this instrument. Regardless of the types or amounts of insurance required and approved by Beneficiary, Grantor shall assign and deliver to Beneficiary all policies of insurance that insure against any loss or damage to the Mortgaged Property, as collateral and further security for the payment of the Indebtedness. Grantor shall also obtain and maintain in force and effect at Grantor's expense such liability and other insurance policies and protection as Beneficiary may from time to time reasonably require.






DEED OF TRUST -- Page 5

         D. Grantor shall pay all taxes and assessments against the Mortgaged Property, as the same become due and payable, and shall furnish proof, satisfactory in form and substance to Beneficiary, of such payment. In the event of the passage after date of this Deed of Trust of any law, ordinance, or regulation, deducting from the Mortgaged Property for the purposes of taxation any lien thereon, or changing in any way the laws now in force for the taxation of mortgages, deeds of trust, or indebtedness secured thereby, or the manner of the operation of any such taxes so as to affect the interest of Beneficiary, then and in such event, Grantor shall bear and pay the full amount of such taxes, unless the payment thereof by Grantor would be unlawful or if the payment thereof would constitute usury or render the Indebtedness wholly or partially usurious; provided, however, that if for any reason payment by Grantor any such new or additional taxes would constitute usury or render the Indebtedness wholly or partially usurious, Beneficiary may, at Beneficiary's option, (i) pay the amount or portion of such taxes which would otherwise render the Indebtedness unlawful or usurious, in which event Grantor shall concurrently therewith pay the remaining lawful and non-usurious portion or balance of said taxes or (ii) declare the unpaid Indebtedness with all accrued interest thereon to be immediately due and payable.

         E. All judgments, decrees, recoveries and awards or payment for injury or damage to the Mortgaged Property or any part thereof, including, without limitation, interest thereon, all awards pursuant to proceedings or threatened proceedings for condemnation thereof are hereby assigned in their entirety to Beneficiary and shall be paid to Beneficiary, and Beneficiary shall apply the same first to reimbursement of all costs and expenses incurred by Beneficiary in connection therewith and the balance shall be applied to the Indebtedness in such manner as Beneficiary may elect, or, at Beneficiary's option, may be applied to restoration of the Mortgaged Property or the remaining part thereof. Beneficiary is hereby authorized, in the name of Grantor, to execute and deliver valid satisfactions of, and to appeal from, any such award, judgment, decree or other matter. If Beneficiary elects to allow a portion of the proceeds to be paid to Grantor to be used in rebuilding, restoration or repair of the Mortgaged Property, then the disbursement of such proceeds shall be on such terms and subject to such conditions as Beneficiary may specify. Grantor shall promptly notify Beneficiary of the institution or threatened institution of any proceeding relating to injury, damage or condemnation of any of the






DEED OF TRUST -- Page 6

    Mortgaged Property. Beneficiary shall have the right to participate in any such proceeding. In the event Beneficiary, as a result of any such judgment, decree or award, determines that the payment of the debt or performance of any obligations under this Deed of Trust is impaired, Beneficiary may, without notice, declare all of the indebtedness immediately due and payable.

         F. Grantor shall keep every part of the Mortgaged Property in first-class condition and presenting a first-class appearance, make promptly all repairs, renewals and replacements necessary to such end, prevent waste to any part of the Mortgaged Property, and do promptly all else necessary to such end; and Grantor shall promptly discharge all claims for labor performed and material furnished therefor, and shall not suffer any lien of mechanics or materialmen therefor to attach to any part of the Mortgaged Property. Notwithstanding anything to the contrary contained in this Deed of Trust, Grantor (i) may contest the validity or amount of any claim of any contractor, consultant, architect or other person providing labor, materials or services with respect to the Mortgaged Property, (ii) may contest any tax or special assessments levied by any governmental authority and (iii) may contest the enforcement of or compliance with any governmental requirements, and such contest on the part of Grantor shall not constitute a default hereunder; provided, however, that during the pendency of any such contest, Grantor shall furnish to Beneficiary and the title company issuing Beneficiary's mortgagee title insurance policy a Bond Indemnifying Against Liens (pursuant to Tex. Property Code Ann. Section 53.171) with corporate surety satisfactory to Beneficiary and such title company or other security acceptable to them in an amount equal to the amount being contested plus a reasonable additional sum to cover possible costs, interest and penalties, and provided further that Grantor shall pay any amount adjudged by a court of competent jurisdiction to be due, with all costs, interest and penalties thereon, before such judgment becomes a lien on the Mortgaged Property. Grantor shall guard every part of the Mortgaged Property from removal, destruction and damage, and shall not do or suffer to be done any act whereby the value of any part of the Mortgaged Property may be lessened. No building or other property now or hereafter covered by the lien or security interest of this Deed of Trust shall be removed, demolished or materially altered or enlarged, nor shall any new building be constructed, without the prior written consent of Beneficiary. Grantor shall not initiate, join in, or consent to any change in any private restrictive covenants, zoning ordinances or other






DEED OF TRUST -- Page 7
    public or private restrictions limiting or defining the uses that may be made of the Mortgaged Property or any part thereof without the prior express written consent of Beneficiary. Grantor shall at all times comply with and perform all obligations under any applicable laws, statutes, regulations, ordinances or restrictive covenants relating to the Mortgaged Property and the use and operation thereof. Beneficiary and Beneficiary's agents or representatives shall have access to the Mortgaged Property at all reasonable times in order to inspect same and verify Grantor's compliance with Grantor's duties and obligations under this document. Grantor shall not, without the prior written consent of Beneficiary, engage in or permit any mining or drilling activities on the Land.

         G. If, without the prior written consent of Beneficiary, which consent may be given or withheld by Beneficiary in the exercise of its sole and absolute discretion, (a) all or any part of the Mortgaged Property, or any interest therein, or any beneficial interest in Grantor (if Grantor is not a natural person or persons but is a corporation, partnership, trust or other legal entity) is sold, transferred or otherwise conveyed, or (b) Grantor enters into any contract agreeing to sell, transfer or otherwise convey the Mortgaged Property, or any interest therein, or (c) there is a sale or exchange of the majority of the ownership interest in Grantor (if Grantor is not a natural person or persons) or (d) Grantor creates any lien or encumbrance subordinate to this Deed of Trust, or (e) Grantor grants any easement, right-of-way or any other right whatsoever with respect to the Mortgaged Property, or (f) Grantor conveys any leasehold interest for any purpose whatsoever covering all or any portion of the Mortgaged Property, including without limitation, one or more oil, gas or other mineral leases covering the Land or any portion thereof, for a period longer than one (1) year (all and any of the above being hereinafter collectively called "Transfers"), and irrespective of whether any such Transfers are evidenced by written instruments, irrespective if such a written instrument is filed for record, then Beneficiary may, at its option, declare all or part of the Indebtedness immediately due and payable, and Beneficiary shall be entitled to exercise any and all remedies provided under this Deed of Trust. Beneficiary, in the exercise of its sole and absolute discretion and without any duty or obligation to do so, may waive such option to accelerate, if, prior to any Transfers, the proposed transferee has executed a written assumption agreement accepted in writing by Beneficiary, containing such terms as Beneficiary, in its





DEED OF TRUST -- Page 8
    sole discretion may require, including without limitation, an increase in the rate of interest payable on the Indebtedness and/or a modification of the maturity of the Indebtedness.

         H. In the event the ownership of the Mortgaged Property or any part thereof becomes vested in a person other than Grantor, Beneficiary may, at Beneficiary's option, deal with such successor or successors in interest with reference to this Deed of Trust and to the Indebtedness in the same manner as with Grantor, without in any way vitiating or discharging Grantor's liability hereunder or upon the Indebtedness. No sale of the Mortgaged Property and no forbearance on the part of Beneficiary, or extension of the time for the payment of the Indebtedness, shall operate to release, discharge, modify, change or affect, either in whole or in part, any liability of Grantor or the liability of the guarantors or sureties of Grantor or of any other party liable for payment of the Indebtedness.

         I. Grantor hereby authorizes Beneficiary, if and whenever Beneficiary shall desire, to demand and receive, in Grantor's right, all sums that may become due under any and all leases, including without limitation oil, gas and mineral leases, rental contracts or easements pertaining to all or any part of the Mortgaged Property, and when received to apply the same on the Indebtedness in accordance with Section 1.03 of this Deed of Trust. No demand for, no receipt or application of, any such sum shall be deemed to minimize, subordinate or affect in any way the lien, security interest or rights hereunder of Beneficiary, or any rights of a purchaser of the Mortgaged Property at a trustee's or foreclosure sale hereunder.

         J. In the event any portion of the Indebtedness is not, for any reason whatsoever, secured by this Deed of Trust, the full amount of all payments made on the Indebtedness shall first be applied to such unsecured portion of the Indebtedness until the same has been fully paid.

         K. All of the rents, royalties, issues. profits, revenue, income and other benefits derived from the Mortgaged Property or arising from the use or enjoyment of any portion thereof or from any lease or agreement pertaining thereto (hereinafter called the "Rents and Profits") are hereby absolutely and unconditionally assigned, transferred, conveyed and set over to Beneficiary to be applied by Beneficiary in accordance with the terms hereof. Prior to the occurrence of any






DEED OF TRUST -- Page 9
    default hereunder, or the exercise by Beneficiary of the option granted in Paragraph I above, Grantor shall collect and receive all Rents and Profits as the trustee for the benefit of Beneficiary and Grantor, and Grantor shall apply the funds so collected first to the payment of the principal and interest and all other sums payable on the Indebtedness and thereafter, so long as no default hereunder has occurred, the balance shall be distributed to the account of Grantor. Grantor will not (i) execute an assignment of any of its right, title or interest in the Rents and Profits, or (ii) except where the lessee is in default thereunder, terminate or consent to the cancellation or surrender of any lease of the Mortgaged Property or any part thereof, now or hereafter existing, except that any lease may be canceled, provided that promptly after the cancellation or surrender thereof a new lease is entered into with a new lessee having a credit standing, in the judgment of Beneficiary, at least equivalent to that of the lessee whose lease was canceled, on substantially the same terms as the terminated or canceled lease, (iii) modify any lease of the Mortgaged Property or any part thereof so as to shorten the unexpired term thereof or so as to decrease the amount of rent payable thereunder, or (iv) accept prepayment of any installments of rent to become due under any of such leases in excess of one month, except prepayments in the nature of security for the performance of the lessee thereunder, or (v) in any other manner impair the value of the Mortgaged Property or, the security of this Deed of Trust. Grantor will not execute any lease of all or any substantial portion of the Mortgaged Property except for actual occupancy by the lessee thereunder, and will at all times promptly and faithfully perform, or cause to be performed, each covenant, condition and agreement contained in each lease of the Mortgaged Property now or hereafter existing, on the part of lessor thereunder to be kept and performed. Grantor shall furnish to Beneficiary, within ten (10) days after a request by Beneficiary to do so, a written statement containing the names of all lessees of the Mortgaged Property, the terms of their respective leases, the space occupied and the rentals payable thereunder together with copies of any and all written leases then existing which affect or pertain to the Mortgaged Property.

         L. To the extent that any advance of funds by Beneficiary is used to pay any indebtedness secured by an outstanding lien, security interest, charge or encumbrance against the Mortgaged Property, such funds have been advanced by Beneficiary at Grantor's request; and Beneficiary shall be subrogated to any and all







DEED OF TRUST -- Page 10
    rights, powers, equities, liens and security interests owned or granted by any owner or holder of such indebtedness, irrespective of whether said security interests, liens, charges or encumbrances are released of record.

         M. Grantor agrees that Grantor shall execute and deliver such other and further documents and do and perform such other acts as may be reasonably necessary and proper in Beneficiary's judgment to carry out the intention of the parties as herein expressed and to effect the purposes of this document and the loan transaction referred to herein. Without limitation of the foregoing, Grantor agrees to (i) execute and deliver such documents as may be necessary to cause the liens and security interests granted hereby to cover and apply to any property placed in, on or about the Mortgaged Property in addition to, or replacement or substitute for, any of the Mortgaged Property and (ii) furnish to Beneficiary, upon Beneficiary's request from time to time, an appraisal of the Mortgaged Property prepared in accordance with FIRREA standards; provided, however, that so long as no Event of Default (as defined in the Loan Agreement) has occurred and is continuing, Grantor shall not be required to furnish to Beneficiary more than two (2) appraisals of the Mortgaged Property during the term of the Note.

         N. Upon and after the occurrence of a Event of Default, if requested by Beneficiary, Grantor shall pay in addition to the payments of the Indebtedness, such sums as Beneficiary determines, in its sole and absolute discretion, as are necessary to pay the estimated annual taxes, assessments and insurance premiums (as estimated by Beneficiary), next due on the Mortgaged Property. Such payment shall be made in such amounts and at such time as Beneficiary may determine and Beneficiary shall not be required to pay interest to Grantor with respect to any such payment. If the amount so paid is not sufficient to pay such taxes, assessments and insurance premiums when due, then Grantor shall deposit immediately with Beneficiary an amount sufficient to pay such taxes, assessments and insurance premiums. If there is a default under any of the provisions of this Deed of Trust resulting in a sale of the Mortgaged Property on foreclosure, or if Beneficiary acquires the Mortgaged Property otherwise after default, any amounts held by Beneficiary pursuant to this provision shall become, at the time of commencement of such proceedings or at the time the Mortgaged Property is otherwise acquired, the property solely of Beneficiary to be applied in payment of taxes, assessments or insurance premiums, or at the






DEED OF TRUST -- Page 11
    election of Beneficiary, as a credit against the amount then remaining unpaid under the Note. In the event of a default resulting in foreclosure, such conversion of such amounts so deposited with Beneficiary to the exclusive and sole ownership of Beneficiary shall be automatic without the necessity of any action on the part of Beneficiary.

         O. Grantor shall keep proper books of record and account in accordance with generally accepted accounting principles and set aside on Grantor's books from its earnings for each fiscal year reserves for depreciation, depletion, obsolescence and amortization of Grantor's properties during such fiscal year determined in accordance with generally accepted accounting principles consistently applied and all other proper reserves, similarly determined, which should be set aside from such earnings in connection with Grantor's business. Beneficiary shall have the right to examine the books of account of Grantor and to discuss the affairs, finances and accounts of Grantor and also the Mortgaged Property and Grantor's operation thereof, and to be informed as to the same by Grantor's officers, all at such times designated by Beneficiary, and Grantor shall further furnish from time to time to Beneficiary upon request copies of balance sheets of Grantor and copies of statements of income and retained earnings of Grantor, covering such periods of time and containing such reasonable detail as Beneficiary shall from time to time request, and stating changes in the financial position of Grantor for the same periods and prepared and certified by a person acceptable to Beneficiary.

         P. With respect to each Grantor who is an individual, such Grantor warrants that no part of the Mortgaged Property constitutes any part of his business or rural homestead.

         Q. Grantor shall, at any time and from time to time, furnish promptly, upon request, a written statement or affidavit, in such form as may be required by Beneficiary, stating the unpaid balance of the Note, and that there are no offsets or defenses against full payment of the Note and performance of the terms hereof, or if there are any such offsets and defenses, specifying them.

         R. Grantor shall comply with all laws, ordinances, rules and regulations of all federal or state governmental agencies relating to the Mortgaged Property or any part thereof and shall secure and maintain all contracts, franchises, permits and licenses necessary or







DEED OF TRUST -- Page 12
    desirable for the construction and/or the efficient operation of the improvements and/or business conducted on the Mortgaged Property.

         S. Grantor will not, without the prior written consent of Beneficiary, create, place, suffer or permit to be created or placed or, through any act or failure to act, acquiesce in the placing of or allow to remain, any mortgage, pledge, lien (statutory, constitutional or contractual), security interest, encumbrance or charge on, or conditional sale or other title retention agreement, regardless of whether same are expressly subordinate to the liens of the Beneficiary, with respect to the Mortgaged Property, other than the outstanding liens, easements, building lines, restrictions and other matters described on Exhibit B attached hereto (hereinafter called "Permitted Liens"), and other than any other mortgage, pledge, lien or security interest of which Beneficiary herein is the beneficiary.

    2.02. If, while this trust is in force, the title of Trustee to the Mortgaged Property, or any part thereof, shall be endangered or shall be attacked directly or indirectly, Grantor, at Grantor's cost and expense, shall have the right to take all necessary and proper steps for the defense of said title, including the employment of counsel, the prosecution or defense of litigation, and the compromise or discharge of claims made against said title, but only if and for so long as (i) no Default or Event of Default has occurred and is continuing hereunder, and (ii) such defense is, in Beneficiary's judgment, being actively and diligently conducted in good faith and by appropriate proceedings. If Grantor elects to engage its own counsel to defend the title of Trustee to the Mortgaged Property, Beneficiary shall have the right to participate in the defense of said title and shall retain the right to settle any such matter on terms and conditions satisfactory to Beneficiary. If, at any time, Beneficiary determines in its good faith credit judgment that Grantor is not actively and diligently conducting any defense of the title of Trustee to the Mortgaged Property, Beneficiary shall have the right to take all necessary and proper steps to defend such title, and following receipt of notice that Beneficiary intends to defend such title, Grantor shall have no further right to conduct or participate in any such defense of title and Grantor will, in such event, reimburse Beneficiary for any costs or expenses incurred in connection with any such defense of title.

    2.03. All costs, expenses, and attorneys' fees incurred in performing and complying with Grantor's covenants herein shall be borne solely by Grantor. If, in pursuance of any covenants herein contained, Beneficiary shall pay out any







DEED OF TRUST -- Page 13
money chargeable to Grantor, or subject to reimbursement by Grantor under the terms hereof, Grantor shall repay the same to Beneficiary immediately at the place where the Note is payable, together with interest thereon at the Default Rate (as defined in the Note) from and after the date of Beneficiary's making such payment. The sum of each such payment shall be added to the Indebtedness and thereafter shall form a part of the same and shall be secured by this Deed of Trust and by subrogation of Beneficiary to all the rights of the person, corporation, or body politic receiving such payment.

    2.04. Grantor, or Grantor's heirs, personal representatives, successors or assigns, shall not have or assert, and do hereby waive to the full extent permitted by law, any right, under any statute or rule of law pertaining to the marshalling of assets, a sale in inverse order of alienation, the exemption of homestead, the administration of estate of decedents, or other matter whatever, to defeat, reduce or affect the lien, security interest and rights of Beneficiary under the terms hereof to a sale of the Mortgaged Property for the collection of the Indebtedness (without any prior or different resort for collection), or the right of Beneficiary, under the terms hereof, to the payment of the Indebtedness out of the proceeds of sale of the Mortgaged Property in preference to every other person and claimant whatever.

    2.05. In the event that there be a trustee's, sale hereunder, and, if at the time of such sale, Grantor, or Grantor's heirs, personal representatives, successors or assigns, is occupying the Mortgaged Property so sold, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either tenant or landlord, at a reasonable rental per day based upon the value of said property, such rental to be due daily to the purchaser. An action of forcible entry and detainer and any other legal proceedings may be brought if the tenant holds over after a demand in writing for possession of any of the Mortgaged Property; and this Deed of Trust and trustee's deed shall constitute the lease and agreement under which the tenant's possession arose and continued.

    2.06. The covenants herein contained shall inure to the benefit of Beneficiary and Trustee, their respective heirs, personal representatives, successors and assigns, and shall be binding upon the respective heirs, personal representatives, successors and assigns of Grantor, but nothing in this paragraph shall constitute an authorization for Grantor to sell, transfer, lease or in any way dispose of






DEED OF TRUST -- Page 14
the Mortgaged Property or any part thereof if otherwise prohibited by any of the terms hereof.

                       ARTICLE III: DEFAULT AND REMEDIES

    3.01 The term "Default" or "Event of Default" as used in this Deed of Trust shall mean the occurrence of one or more of the following:

         A. The occurrence of any "Event of Default", as such term is defined in the Loan Agreement (as hereinafter defined); or

         B. Any representation or warranty made by Grantor in, under or pursuant to this Deed of Trust or any documents executed in connection herewith or therewith proves to be false, erroneous or misleading in any material respect; or

         C. Grantor fails to perform, observe or keep any covenant, agreement or condition set forth in this Deed of Trust and such failure is not cured to Beneficiary's satisfaction within thirty (30) days after the occurrence of Grantor's failure to so perform, observe or keep any such covenant, agreement or condition; or

         D. The Mortgaged Property or any property owned by a person liable for payment of the Indebtedness, or any portion thereof, is placed under control or in, the custody of any court or receiver; or

         E. The holder of any lien or security interest on the Mortgaged Property (without implying Beneficiary's consent to the existence, placing, creating or permitting of any such lien or security interest) institutes foreclosure or other proceedings for the enforcement of its remedies thereunder; or

         F. Any involuntary change in ownership of the Mortgaged Property, in whole or in part; or

         G. Any sale, lease, exchange, assignment, conveyance, transfer of possession or other disposition of the Mortgaged Property or any interest therein or any part thereof by Grantor to any party whatsoever without the prior written consent of Beneficiary; or

         H. If title of Grantor to any or all of the Mortgaged Property or the status of the Mortgage as a first and prior lien and security interest on the Mortgaged Property shall be challenged or endangered by






DEED OF TRUST -- Page 15
    any party whatsoever, and Grantor shall fail to cure the same upon demand by Beneficiary; or

         I. Grantor abandons any of the Mortgaged Property.

Upon the occurrence of any Event of Default, Beneficiary, at Beneficiary's option, and without notice of intention to accelerate, notice of acceleration or notice of any kind or nature whatsoever, demand or presentment, all of which are hereby expressly waived by Grantor, may, to the extent permitted by the documents executed by Grantor or by law, declare the entire unpaid indebtedness immediately due and payable, whereupon it shall be so due and payable, and may exercise all rights and remedies granted hereunder or in any other instrument securing payment of the Indebtedness.

    3.02. In addition, upon the occurrence of an Event of Default, Beneficiary shall have the option, without declaring the entire Indebtedness due, to proceed with foreclosure in satisfaction of such Default either through the courts or by directing Trustee or Trustee's successors in trust to proceed as if under a full foreclosure, conducting the sale as hereinafter provided. Such sale may be made subject to the unmatured part of the Note or other Indebtedness without any effect on the unmatured portion of the Indebtedness, but as to such unmatured portion of the Indebtedness, this Deed of Trust shall remain in full force and effect just as though no sale had been made under the provisions of this paragraph. In addition, several sales may be made hereunder without exhausting the right of sale for any unmatured portion of the Indebtedness, it being the intention of the parties hereto to provide for a foreclosure and sale of the security for any matured portion of the Indebtedness without exhausting the power to foreclose and to sell the security for any other portion of the Indebtedness whether matured at the time or subsequently maturing. An assignee holding any installment or part of any installment of the Note or other portion of the Indebtedness shall have the same powers as are hereby conferred on Beneficiary to proceed with foreclosure on a matured installment or installments, and also to request Trustee or successors in trust to sell the Mortgaged Property or any part thereof; but if said assignee forecloses or causes a sale to be made to satisfy any installment, part of an installment, or installments, then such foreclosure or sale shall be made subject to all of the terms and provisions hereof with respect to the unmatured part of the Note and other portions of the Indebtedness owned by Beneficiary.

    3.03. Upon the occurrence of an Event of Default, Grantor hereby authorizes and empowers Trustee, and each and all of Trustee's successors in this trust, at any time thereafter, at the request of Beneficiary (which request is






DEED OF TRUST -- Page 16
hereby conclusively presumed) to sell at public vendue the Mortgaged Property or any part thereof, or any interest therein, to the highest bidder, for cash, at the door of the County Courthouse of the county in Texas in which the property to be sold or any part thereof is situated, between the hours of 10:00 a.m. and 4:00 p.m. of the first Tuesday of any month, after advertising the time, place and terms of said sale, and the property to be sold (in this Article 3.03 called the "Posted Mortgaged Property"), by posting (or by having any person acting for Trustee post), for at least twenty-one (21) days preceding the date of the sale, written notice of the proposed sale at the Courthouse door of said county in which the Posted Mortgaged Property is situated and by filing a copy of the written notice in the office of the county clerk in the county in which the sale is to be made at least twenty-one (21) days preceding the date of the sale. If the Posted Mortgaged Property is in more than one county, one such notice of sale shall be posted at the Courthouse door and filed with the county clerk of each county in which part of the Posted Mortgaged Property is situated and the Posted Mortgaged Property may be sold at the courthouse door of any one of such counties, and the notice so posted and filed shall designate in which county the Posted Mortgaged Property shall be sold; in addition to giving such notices, Beneficiary (or any person acting for Beneficiary) shall at least twenty-one (21) days preceding the date of the sale serve written notice of the proposed sale by certified mail, return receipt requested, on each debtor obligated to pay the Indebtedness according to records of Beneficiary. Service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper, properly addressed to such debtor at said debtor's most recent address as shown by the records of Beneficiary, in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. Grantor agrees that no notice of any sale other than as set out in this paragraph need be given by Trustee, Beneficiary or any other person. Grantor designates as Grantor's address for the purposes of such notice, the address set out below opposite Grantor's signature, and each other debtor, if any, obligated to pay the Indebtedness agrees that such address shall likewise constitute such other debtor's address for such notice, unless a different address is designated by such other debtor; no change of such address or designation of a different address shall be binding on Beneficiary until thirty (30) days after Beneficiary has received notice of such change sent to Beneficiary by certified mail postage prepaid, return receipt requested, addressed to Beneficiary at the address for Beneficiary set out herein (or to such other address as Beneficiary may have designated by notice given as above provided to Grantor and






DEED OF TRUST -- Page 17
such other debtors). Any change of address of Beneficiary shall be effective three (3) business days after written notice thereof addressed to Grantor and sent by regular United States mail, postage prepaid has been deposited in the care and custody of the United States Postal Service. Grantor authorizes and empowers Trustee, and each and all of Trustee's successors in this trust, to sell the Posted Mortgaged Property, or any part thereof (which partial sale shall be governed by Article 3.08 hereof) or any interest therein, as an entirety or in parcels, by one sale or by several sales held at one time or at different times as the Trustee shall deem advisable at the time of sale, and to execute and deliver to the purchaser or purchasers thereof good and sufficient deed or deeds of conveyance thereof and bills of sale with covenants of general warranty binding on Grantor and Grantor's heirs, personal representatives, successors and assigns. Trustee making such sale shall receive the proceeds thereof and shall apply the same as follows: (i) Trustee shall pay, in addition to the attorneys' fees authorized in the Note, the reasonable expense of executing this trust, including a commission to Trustee of five percent (5%) of the gross proceeds of the sale; (ii) after paying such expenses, Trustee shall pay so far as may be possible the Indebtedness, discharging first that portion of the Indebtedness arising under the covenants or agreements herein contained and not evidenced by the Note; (iii) Trustee shall pay the residue, if any, to Grantor, Grantor's respective heirs, personal representatives, successors or assigns. Payment of the purchase price to Trustee shall satisfy the obligation of the purchaser at such sale therefor, and such purchaser shall not be bound to look after the application thereof.

    3.04. Grantor hereby ratifies and confirms any and all acts that Trustee, or Trustee's successor or successors in this trust, shall do lawfully by virtue hereof. Grantor hereby agrees, on behalf of Grantor and of Grantor's respective heirs, personal representatives, successors and assigns, that the recitals contained in any deed or deeds or other instrument executed in due form by any Trustee or substitute trustee, acting under the provisions of this instrument, shall be the prima facie evidence of the facts recited, and that it shall not be necessary to prove in any court, otherwise than by such recitals, the existence of the facts essential to authorize the execution and delivery of such deed or deeds or other instrument and the passing of title thereby, and all prerequisites and requirements of any sale or sales shall be conclusively presumed to have been performed, and all persons subsequently dealing with the Mortgaged Property purported to be conveyed by such deed or deeds or other instrument, including without limitation, the purchaser or purchasers thereof, shall be fully protected in relying upon the truthfulness of such recitals. Trustee or






DEED OF TRUST -- Page 18
any successor Trustee acting in accordance with the terms hereof shall not be personally liable for any action taken pursuant hereto.

    3.05. Beneficiary may bid and being the highest bidder therefor, become the purchaser of any or all of the Mortgaged Property at any trustee's or foreclosure sale hereunder and shall have the right to credit the amount of the bid upon the amount of the Indebtedness, in lieu of cash payment.

    3.06. The purchaser at any trustee's or foreclosure sale hereunder may disaffirm any easement granted, or lease, or agreement made, in violation of any provision of this Deed of Trust, and may take immediate possession of the Mortgaged Property free from, and despite the terms of, such grant of easement and lease or agreement.

    3.07. In the event of default by Grantor as set out in Article 3.01. Beneficiary may, at Beneficiary's option, enter upon and take exclusive possession of the Mortgaged Property and thereafter manage, use, lease and otherwise operate same in such manner and by and through such persons, objects or employees as it may deem proper and necessary. Beneficiary shall be likewise entitled to possession of all books and records of Grantor that relate to the Mortgaged Property. The rights of Beneficiary under this paragraph may be enforced through an action for forcible entry and detainer or any other means authorized by law. Any and all rents or other issues or profits received by Beneficiary shall be accounted for in the manner provided for in Article 2.01(K) hereof.

    3.08. The sale or sales by Trustee of less than the whole of the Mortgaged Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Mortgaged Property shall be sold; and if the proceeds of such sale or sales of less than the whole of such Mortgaged Property shall be less than the aggregate of the Indebtedness and the expense of executing this trust, this Deed of Trust and the lien, security interest and assignment hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property just as though no sale or sales had been made; provided, however, that Grantor shall never have the right to require sale or sales of less than the whole of the Mortgaged Property, but Beneficiary shall have the right, at its sole election, to request Trustee to sell less than the whole of the Mortgaged Property. If default is made hereunder, the holder of the Indebtedness or any part thereof on which the payment is delinquent shall have the option to proceed with foreclosure in satisfaction of such item either








DEED OF TRUST -- Page 19
through judicial proceedings or by directing the Trustee to proceed as if under a full foreclosure, conducting the sale as herein provided without declaring the entire Indebtedness due, and if sale is made because of default of an installment, or part of an installment, such sale may be made subject to the unmatured part of the Indebtedness; and it is agreed that such sale, if so made, shall not in any manner affect the unmatured part, but as to such unmatured part, this Deed of Trust shall remain in full force and effect as though no sale had been made hereunder. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Indebtedness.


                  ARTICLE IV: SUBSTITUTE AND SUCCESSOR TRUSTEE

    4.01. If the Trustee shall die or become disqualified from acting in the execution of this trust, or shall fail or refuse to execute the same when requested by Beneficiary so to do, or if, for any reason, Beneficiary shall prefer to appoint a substitute trustee to act instead of the herein named Trustee, Beneficiary shall have full power to appoint, at any time by written instrument, a substitute trustee, and, if necessary, several substitute trustees in succession, who shall succeed to all the estate, rights, powers and duties of Trustee named herein, and no notice of such appointment need be given to Grantor or to any other person or filed for record in any public office. Such appointment may be executed by any agent of Beneficiary and, if Beneficiary is a corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any executive officer of the corporation.


                             ARTICLE V: DEFEASANCE

    5.01. All of the covenants and agreements of Grantor herein shall survive the execution and delivery of this document and shall continue in force until the Indebtedness is paid in full and a written release hereof is executed by Beneficiary. Accordingly, if Grantor shall perform faithfully each and all of the covenants and agreements herein contained, then, and then only, this conveyance shall become null and void and shall be released in due form, upon Grantor's written request and at Grantor's expense. No release of this conveyance or the lien thereof shall be valid unless executed by Beneficiary.


                         ARTICLE VI: SECURITY AGREEMENT

    6.01. To further secure the Indebtedness, Grantor hereby grants a security interest to Beneficiary in and to all the Fixtures (all of the Fixtures and the proceeds thereof








DEED OF TRUST -- Page 20
being herein called the "Collateral"), provided, however, (a) the mention of proceeds of collateral herein shall not be construed as an authorization for the sale or surrender by Grantor of Collateral and (b) Collateral as used in this Deed of Trust shall be included in the term "Mortgaged Property" when used herein. This document shall constitute a security agreement as well as a mortgage and deed of trust. The following applies with respect to Collateral:

         A. In addition to and cumulative of any other remedies granted in this Deed of Trust to Beneficiary, Beneficiary may, upon default hereunder, proceed under Chapter 9 of the Texas Business and Commerce Code as now adopted and existing and as it may hereafter be amended or succeeded (hereinafter called "Uniform Commercial Code") as to all or any part of the Collateral and shall have and may exercise with respect to all or any part of the Collateral all of the rights, remedies and powers of a secured party under the Uniform Commercial Code, including, without limitation, the right and power to repossess, retain and to sell, at public or private sale or sales, or otherwise dispose of, lease or utilize the Collateral or any part thereof and to dispose of the proceeds in any manner authorized or permitted under the applicable provisions of the Uniform Commercial Code, and to apply the proceeds thereof toward payment of Beneficiary's attorneys' fees and other expenses and costs of pursuing, searching for, receiving, taking, keeping, storing, advertising, and selling the Collateral thereby incurred by Beneficiary, and toward payment of the Indebtedness in such order and manner as Beneficiary may elect consistent with the provisions of the Uniform Commercial Code. Nothing in this Article VI shall be construed to impair or limit any other right or power to which Beneficiary may be entitled at law or in equity.

         B. Among the rights of Beneficiary upon default and acceleration of the Indebtedness pursuant to the provisions hereof, and without limitation, Beneficiary shall have the right (but not the obligation), without being deemed guilty of trespass and without liability for damages thereby occasioned (i) to enter upon any premises where the Collateral may be situated and take possession of the Collateral, or render it unusable, or dispose of the Collateral on Grantor's premises, and Grantor agrees not to resist or to interfere, and (ii) to take any action deemed necessary or appropriate or desirable by Beneficiary at Beneficiary's option and in Beneficiary's discretion, to repair, refurbish or otherwise prepare the Collateral for sale, lease or other use or disposition as herein authorized. Beneficiary may, at Beneficiary's discretion, require Grantor to assemble the Collateral




DEED OF TRUST -- Page 21
    and make it available to Beneficiary at a place designated by Beneficiary that is reasonably convenient to both parties.

         C. Beneficiary shall give Grantor notice, by certified mail, postage prepaid, of the time and place of any public sale of any of the Collateral or of the time after which any private sale or other intended disposition thereof is to be made by sending notice to Grantor at the address of Grantor as specified below at least five (5) days before the time of the sale or other disposition, which provisions for notice Grantor and Beneficiary agree are reasonable; provided, however, that nothing herein shall preclude Beneficiary from proceeding as to both real and personal property in accordance with Beneficiary's rights and remedies in respect to real property as provided in the Uniform Commercial Code, and without any notice to Grantor except for the notices provided for in Article 3.03 hereof.

         D. To the extent such may now or hereafter be permitted under Texas law, Beneficiary is authorized to execute and file financing statements and continuation statements under the Uniform Commercial Code with respect to the Collateral without joinder of Grantor in such execution or filing. Grantor shall execute and deliver to Beneficiary such financing statements, continuation statements and other documents relating to the Collateral or any portion thereof as Beneficiary may reasonably request from time to time to preserve and maintain the priority of the security interest created by this Deed of Trust and shall pay to Beneficiary on demand any expenses and attorneys' fees incurred by Beneficiary in connection with the preparation, execution, filing and perfection and continuation of the liens and security interest of this Deed of Trust and of any financing statements, continuation statements, partial releases, termination statements or other documents necessary or desirable to continue or confirm Beneficiary's security interest, or any modification thereof and in connection with any Uniform Commercial Code searches performed by Beneficiary. This document, and any carbon, photographic or other reproduction of this document may be filed by Beneficiary and shall be sufficient as a financing statement. All or part of the Collateral is or is to become fixtures on the real estate constituting a portion of the Mortgaged Property, but this statement shall not impair or limit the effectiveness of this document as a security agreement or financing statement for other purposes, and without limitation of any other provision hereof, this Deed of Trust shall constitute a fixture financing statement and, as such, shall be filed for






DEED OF TRUST -- Page 22
    record in the real estate records of the county in which the Land is located. Grantor shall not change Grantor's name without the prior express written consent of Beneficiary. The name of the record owner of the Land is the party or parties defined herein as Grantor.

         E. Grantor agrees that, except for the security interest granted hereby in the Collateral, Grantor is the owner of the Collateral free of any adverse claim, security interest or encumbrance, and Grantor shall defend the Collateral against all claims and demands of any person at any time claiming the same or any interest therein. Grantor has not heretofore signed any financing statement and no financing statement signed by Grantor is now on file in any public office except those statements, true and correct copies of which have been delivered to Beneficiary. So long as any amount remains unpaid on the Indebtedness, Grantor shall not execute and there shall not be filed in any public office any such financing statement or statements affecting the Collateral other than financing statements in favor of Beneficiary hereunder.

         F. The security interest granted herein shall not be construed or deemed to constitute Beneficiary or Trustee as a trustee or mortgagee in possession of the Mortgaged Property so as to obligate Beneficiary or Trustee to lease the Mortgaged Property or attempt to do the same, or to take any action, incur any expenses or perform or discharge any obligation, duty or liability with respect to the Mortgaged Property or any part thereof or otherwise.

         G. Grantor's address is as hereinbelow set forth and Beneficiary's address is as hereinabove set forth. Either party may notify the other of a new address in the manner specified in Article 3.03 above.

                           ARTICLE VII: MISCELLANEOUS

    7.01. In the event Beneficiary shall elect to invoke any of the rights or remedies provided for herein, but shall thereafter determine to withdraw or discontinue same for any reason, Beneficiary shall have the unqualified right to do so, whereupon all parties shall be automatically restored to their respective positions regarding the Indebtedness and this document as shall have existed prior to the invocation of Beneficiary's rights hereunder and the rights, powers and remedies of Beneficiary hereunder shall be and remain in full force and effect.





DEED OF TRUST -- Page 23

    7.02. Any part of the Mortgaged Property may be released by Beneficiary without affecting Beneficiary's liens, security interests and rights against the remainder of the Mortgaged Property. The lien, security interest and rights hereby granted shall not affect or be affected by any other security taken or acquired by the Beneficiary for the Indebtedness or any part thereof. The taking of additional security, or the extension or renewal of the Indebtedness or any part thereof, shall at no time release or impair the lien, security interest and rights granted hereby, or affect the liability of any endorser, guarantor or surety, or improve the right of any junior lien holder; and this Deed of Trust, as well as any instrument given to secure any renewal or extension of the Indebtedness, or any part thereof, shall be and remain a first and prior lien and security interest on all of the Mortgaged Property not expressly released, until the Indebtedness is completely paid.

    7.03. The invalidity, or unenforceability in particular circumstances, of any provision of this Deed of Trust shall not extend beyond such provision or such circumstances and no other provision of this instrument shall be affected thereby. It is the intention of the parties hereto to comply with the applicable usury laws; accordingly; it is agreed that notwithstanding any provisions to the contrary in the Note or any instrument or instruments evidencing the Indebtedness, in this Deed of Trust or in any of the documents or instrument or instruments securing payment of the Indebtedness or otherwise related thereto, in no event shall the Note or such documents require the payment or permit tile collection of interest in excess of the maximum amount permitted by such laws. If any such excess of interest is contracted for, charged or received, under the Note or any instrument evidencing the Indebtedness, under this Deed of Trust or under the terms of any of the other documents securing payment of the Indebtedness or otherwise relating thereto, or in the event the maturity of any of the Indebtedness is accelerated in whole or in part, or in the event that all or part of the principal or interest of the Indebtedness shall be prepaid, so that under any of such circumstances, the amount of interest contracted for, charged or received, under the Note or any instrument or instruments evidencing the Indebtedness, under this Deed of Trust or under any of the instrument or instruments securing payment of the Indebtedness or otherwise relating thereto, on the amount of principal actually outstanding from time to time under the Note and other instrument or instruments evidencing the Indebtedness, shall exceed the maximum amount of interest permitted by the applicable usury laws, now or hereafter enacted, then in any such event (a) the provisions of this paragraph shall govern and control, (b) neither Grantor nor any other person or entity now or hereafter liable for the





DEED OF TRUST -- Page 24
payment of the Note or any instrument evidencing the Indebtedness shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by the applicable usury laws, now or hereafter enacted, (c) any Such excess that may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Grantor, at Beneficiary's option, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under the applicable usury laws, now or hereafter enacted. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under the Note, or any instrument evidencing the Indebtedness, under this Deed of Trust or under such other documents that are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by the applicable usury laws, now or hereafter enacted, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loans evidenced by the Note or the instrument or instruments evidencing the Indebtedness, all interest at any time contracted for, charged or received from Grantor or otherwise by Beneficiary in connection with such loans.

    7.04. It is expressly agreed that (i) no waiver of any default on the part of Grantor or breach of any of the provisions of this Deed of Trust shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers herein granted shall be construed as a waiver of such rights and powers, and likewise no exercise or enforcement of any rights or powers hereunder shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time; (ii) any failure by Beneficiary to insist upon the strict performance by Grantor of any of the terms and provisions hereof shall not be deemed to be a waiver of any of the terms and provisions hereof, and Beneficiary, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Grantor of any and all of the terms and provisions of this Deed of Trust; (iii) neither Grantor nor any other person now or hereafter obligated for the payment of the whole or any part of said indebtedness shall be relieved of such obligation by reason of the failure of Beneficiary or Trustee to comply with any request of Grantor, or of any other person so obligated, to take action to foreclose this Deed of Trust or otherwise enforce any of the provisions of this Deed of Trust or of any obligations secured by this Deed of Trust, or by reason of the release, regardless of consideration, of the whole or any part of the security held for the Indebtedness, or by reason of the subordination in whole or in part by Beneficiary of the lien,





DEED OF TRUST -- Page 25
security interests or rights evidenced hereby, or by reason of any agreement or stipulation with any subsequent owner or owners of the Mortgaged Property extending the time of payment or modifying the terms of the Indebtedness or this Deed of Trust without first having obtained the consent of Grantor or such other person, and in the latter event, Grantor and all such other persons shall continue liable to make such payments according to the terms of any such agreement of extension or modification unless expressly released and discharged in writing by Beneficiary; (iv) regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien or security interest on the Mortgaged Property, Beneficiary may release the obligation of anyone at any time liable for any of the Indebtedness or any part of the security held for the Indebtedness and may extend the time of payment or otherwise modify the terms of the Indebtedness and/or this Deed of Trust without, as to the security or the remainder thereof, in anywise impairing or affecting the lien or security interest of this Deed of Trust or the priority of such lien or security interest, as security for the payment of the Indebtedness as it may be so extended or modified, over any subordinate lien or security interest; (v) the holder of any subordinate lien or security interest shall have no right to terminate any lease affecting the Mortgaged Property whether or not such lease be subordinate to this Deed of Trust; and (vi) Beneficiary may resort for the payment of the Indebtedness to any security therefor held by Beneficiary in such order and manner as Beneficiary may elect.

    7.05. Capitalized terms used in this Deed of Trust but not otherwise defined herein shall have the meanings ascribed to such terms in that certain Loan Agreement dated March 31, 1995, by and between Grantor and Beneficiary (herein called the "Loan Agreement"). Wherever used in this document, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the words "Deed of Trust" shall mean this Deed of Trust, Security Agreement and Financing Statement and any supplement or supplements hereto, the word "Grantor" shall mean "Grantor, Grantor's heir's, personal representatives, successors and assigns, and/or subsequent owner or owners of the Mortgaged Property", the word "Note" shall mean "Note secured by this Deed of Trust and any renewals, extensions and rearrangements thereof", the word "person" shall mean "an individual, corporation, trust, partnership or unincorporated association", and the pronouns of any gender shall include the other genders, and either the singular or plural shall include the other.

    7.06. AGREEMENT FOR BINDING ARBITRATION. The parties agree to be bound by the terms and provisions of the Arbitration Program (dated 9/l/92) attached to the Loan Agreement and which is incorporated by reference herein and is





DEED OF TRUST -- Page 26
acknowledged as received by the parties pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of any party, as more fully specified in the Arbitration Program.





DEED OF TRUST -- Page 27

Executed this 31st day of March, 1995.



                              -GRANTOR-

                              FOSTER GRANT GROUP, L.P.

                              By:  Bonneau General, Inc.,
                                   as General Partner

                                   By: /s/ IAN ASHKEN
                                       ------------------------------------
                                   Name: Ian Ashken
                                         ----------------------------------
                                   Title: Chief Financial Officer
                                          ---------------------------------

Address of GRANTOR:           555 Theodore Fremd Avenue
                              Suite B-302
                              Rye, New York 10580

Address of BENEFICIARY:       1445 Ross Avenue, Suite 300,
                              Dallas, Texas 75202

Address of TRUSTEE:           1717 Main Street, Suite 2800,
                              Dallas, Texas 75201


THE STATE OF TEXAS  )
                    )
COUNTY OF DALLAS    )

    This instrument was acknowledged before me on March 31 1995, by Ian Ashken, the Chief Financial Officer of Bonneau General, Inc., a Delaware corporation, the general partner of Foster Grant Group, L.P., a Delaware limited partnership, on behalf of said partnership.


                                                /s/ JAUVANEE CARPENTER
                                                Notary Public

My Commission Expires:

(SEAL)



DEED OF TRUST -- Page 28